605

Duke University

109
TOWER

Florida International University

University of Connecticut

University of Colorado

EdR®
50 YEARS

MARSHALL

University of Minnesota

SUPPLEMENTAL FINANCIAL INFORMATION

Q1• 2014

TABLE OF CONTENTS

Financial Highlights 1

Balance Sheet 2

Operating Results 3

Funds from Operations 4

Community Operating Results 5

Same-Community Expenses by Category 6

Community Statistics 7

Same-Community Statistics 8

Preleasing Summary 9

Same-Community Preleasing by Region and Distance 10

New Supply and Enrollment-EdR Markets 11

Owned Development Summary 14

Third-Party Development Summary 15

Capital Structure 16

Community Listing-Owned 17

Investor Relations 18

Definitions 19

Safe Harbor Statement 20

EdR 50 YEARS

The Experience of 50 Years and the Energy of a Startup

Fifty years ago, we created the student housing industry and introduced market-defining innovations like leasing-by-the-bed and 24-hour dining. We've continued to build our business on creative and successful partnerships, on-time and on-budget deliveries, industry-leading occupancy rates and increasing renewals year after year.

Our momentum is propelled by exciting developments such as the ones pictured on the front which are on schedule to open this summer along with others at The University of Kentucky.

We enthusiastically enter our 51st year with the solid experience of our past success and the energy and innovation of an aggressive startup.

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended March 31,
	2014		2013		$ Chg	% Chg

Same-community revenue	$37,411		$36,308		$1,103	3.0%
Total community revenue	50,711		39,453		11,258	28.5%
Total revenue	54,545		44,671		9,874	22.1%

Same-community net operating income	21,398		20,996		402	1.9%
Total community net operating income	28,543		21,734		6,809	31.3%
Total operating income	8,312		7,113		1,199	16.9%

Net income	12,066		3,309		8,757	264.6%
Per share - basic & diluted	$0.10		$0.03		$0.07	233.3%

Funds from operations (FFO)	17,050		14,609		2,441	16.7%
Per weighted average share/unit (1)	$0.15		$0.13		$0.02	15.4%

Core funds from operations (Core FFO)	19,361		16,379		2,982	18.2%
Per weighted average share/unit (1)	$0.17		$0.14		$0.03	21.4%

BALANCE SHEET DATA:
	3/31/2014		12/31/2013
Debt to gross assets	43.4%		42.8%
Net debt to enterprise value	40.7%		42.5%
Interest coverage ratio (TTM)	4.5	x	4.6	x
Net debt to EBITDA - Adjusted (TTM)	6.2	x	6.3	x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 4 for a detailed calculation.

FIRST QUARTER 2014	1

BALANCE SHEET

(Amount in thousands, except share and per share data)	March 31, 2014	December 31, 2013
Assets	(unaudited)
Collegiate housing properties, net (1)	$1,345,860	$1,388,885
Assets under development	168,182	116,787
Cash and cash equivalents	8,969	22,073
Restricted cash	29,161	12,253
Other assets	77,790	70,567
Total assets	$1,629,962	$1,610,565

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium	$389,735	$422,681
Unsecured revolving credit facility	219,900	356,900
Unsecured term loan	187,500	—
Accounts payable and accrued expenses	73,200	67,646
Deferred revenue	22,249	23,498
Total liabilities	892,584	870,725

Commitments and contingencies	—	—

Redeemable noncontrolling interests	10,035	9,871

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 114,877,873 and 114,740,155 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively	1,149	1,148
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	800,633	813,540
Accumulated deficit	(76,898)	(88,964)
Accumulated other comprehensive income	(1,363)	—
Total EdR stockholders' equity	723,521	725,724
Noncontrolling interest	3,822	4,245
Total equity	727,343	729,969

Total liabilities and equity	$1,629,962	$1,610,565

(1) Amount is net of accumulated depreciation of $202,789 and $204,181 as of March 31, 2014 and December 31, 2013, respectively.

FIRST QUARTER 2014	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)	Three months ended March 31,
	2014	2013	$ Change
Revenues:
Collegiate housing leasing revenue	$50,711	$39,453	$11,258
Third-party development consulting services	802	391	411
Third-party management services	1,018	969	49
Operating expense reimbursements	2,014	3,858	(1,844)
Total revenues	54,545	44,671	9,874
Operating expenses:
Collegiate housing leasing operations	22,168	17,719	4,449
Development and management services	2,341	1,771	570
General and administrative	2,117	1,834	283
Development pursuit and acquisition costs	1	189	(188)
Depreciation and amortization	13,783	10,599	3,184
Ground lease expense	1,899	1,588	311
Loss on impairment of collegiate housing properties	1,910	—	1,910
Reimbursable operating expenses	2,014	3,858	(1,844)
Total operating expenses	46,233	37,558	8,675
Operating income	8,312	7,113	1,199
Nonoperating expenses:
Interest expense	5,601	4,054	1,547
Amortization of deferred financing costs	503	420	83
Interest income	(70)	(119)	49
Loss on extinguishment of debt	649	—	649
Total nonoperating expenses	6,683	4,355	2,328
Income before equity in earnings (losses) of unconsolidated entities, income taxes, discontinued operations and gain on sale of collegiate housing communities	1,629	2,758	(1,129)
Equity in earnings (losses) of unconsolidated entities	(22)	(20)	(2)
Income before income taxes, discontinued operations, and gain on sale of collegiate housing properties	1,607	2,738	(1,131)
Income tax expense (benefit)	45	(237)	282
Income from continuing operations	1,562	2,975	(1,413)
Income from discontinued operations	—	503	(503)
Gain on sale of collegiate housing properties	10,902	—	10,902
Net income	12,464	3,478	8,986
Less: Net income attributable to the noncontrolling interests	398	169	229
Net income attributable to Education Realty Trust, Inc.	$12,066	$3,309	$8,757

Other comprehensive loss:
Loss on cash flow hedging derivatives	(1,363)	—	(1,363)
Comprehensive income	$10,703	$3,309	$7,394

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share – basic and diluted	$0.10	$0.03	$0.07
Weighted average shares of common stock outstanding – basic	115,014	113,635
Weighted average shares of common stock outstanding – diluted	116,052	114,673

FIRST QUARTER 2014	3

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)

	Three months ended March 31,
	2014	2013	$ Change
Net income attributable to EdR	$12,066	$3,309	$8,757

Gain on sale of collegiate housing assets	(10,902)	—	(10,902)
Impairment losses (1)	1,910	—	1,910
Real estate related depreciation and amortization	13,622	11,083	2,539
Equity portion of real estate depreciation and amortization on equity investees	49	48	1
Noncontrolling interests	305	169	136
Funds from operations ("FFO")	17,050	14,609	2,441

FFO adjustments:
Loss on extinguishment of debt	649	—	649
Acquisition costs	—	227	(227)
Straight-line adjustment for ground leases (2)	1,212	1,093	119
FFO adjustments:	1,861	1,320	541

FFO on Participating Developments:(3)
Interest on loan to Participating Development	450	450	—
FFO on Participating Developments	450	450	—

Core funds from operations ("Core FFO")	$19,361	$16,379	$2,982

FFO per weighted average share/unit (4)	$0.15	$0.13	$0.02
Core FFO per weighted average share/unit (4)	$0.17	$0.14	$0.03

Weighted average shares/units (4)	116,052	114,673	1,379

(1) The impairment charge relates an asset sold during the three months ended March 31, 2014.
(2)  Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3)  FFO on Participating Developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for interest income is based on terms of the loan.

(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

FIRST QUARTER 2014	4

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three months ended March 31,
	2014	2013	$ Change		% Change
Revenues
Same-communities	$37,411	$36,308	$1,103		3.0%	(4)
New-communities (1)	11,771	1,519	10,252		NM
Sold-communities (3)	1,529	1,626	(97)		NM
Total revenues	50,711	39,453	11,258		28.5%

Operating expenses (2)
Same-communities	16,013	15,312	701	(5)	4.6%
New-communities (1)	5,232	1,479	3,753		NM
Sold-communities (3)	923	928	(5)		NM
Total operating expenses	22,168	17,719	4,449		25.1%

Net operating income
Same-communities	21,398	20,996	402		1.9%
New-communities (1)	6,539	40	6,499		NM
Sold-communities (3)	606	698	(92)		NM
Total net operating income	$28,543	$21,734	$6,809		31.3%

(1) See page 17 of this supplement for a listing of which communities are categorized as same-communities and which are new-communities.
(2) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

(3) Effective January 1, 2014, the Trust adopted the new accounting guidance relating to the reporting of discontinued operations. It is anticipated that the Trust's one-off property dispositions will no longer qualify as discontinued operations. This category represents the operating results of sold communities prior to their disposition.

(4) Same community revenue for the quarter increased 3.0% as compared to the prior year with a 2.9% increase in rental rates, a 0.3% improvement in occupancy and a 0.2% decline in other income. Consistent with Company policy, at the beginning of each calendar year the same-community portfolio mix changes when all properties owned and managed by EdR for the entire previous calendar year are moved into the same-community portfolio. Six properties were moved into the same-community portfolio on January 1, 2014. Without this impact on the same-community mix, revenue was up 4.2% for the quarter.

(5) The $0.7 million increase in operating expenses was mainly due to a $0.3 million increase in utility costs from extreme weather across the country and an expected rise in real estate taxes of $0.4 million.

FIRST QUARTER 2014	5

SAME-COMMUNITY EXPENSES BY CATEGORY

(amounts in thousands, except bed and per-bed data)
	Three months ended March 31, 2014			Three months ended March 31, 2013
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	$ Change		% Change
Utilities (1)	$4,962	$234	31%	$4,643	$219	$319		6.9%
On-Site Payroll	2,883	136	18%	2,844	134	39		1.4%
General & Administrative (2)	2,653	125	17%	2,690	127	(37)		(1.4)%
Maintenance & Repairs (3)	949	45	6%	988	47	(39)		(3.9)%
Marketing	947	45	6%	910	43	37		4.1%
Total Direct Operating Expenses	$12,394	$585	77%	$12,075	$570	$319		2.6%

Real Estate Taxes	3,149	148	20%	2,737	129	412		15.1%
Insurance	470	22	3%	500	24	(30)		(6.0)%
Total Fixed Operating Expenses	$3,619	$170	23%	$3,237	$153	$382		11.8%
Total Property Operating Expenses	$16,013	$755	100%	$15,312	$723	$701	(4)	4.6%

Same-community beds	21,223

(1) Represents gross costs before recoveries and includes student amenities such as internet.
(2) Includes property-level general and administrative cost, dining and retail costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.
(4) The $0.7 million increase in operating expenses was mainly due to a $0.3 million increase in utility costs from extreme weather across the country and an expected rise in real estate taxes of $0.4 million.

FIRST QUARTER 2014	6

COMMUNITY STATISTICS

	Three Months Ended March 31,
	2014	2013	Change

Occupancy
Physical	92.8%	91.7%	110	bps
Economic	91.9%	90.2%	170	bps

NarPAB	$580	$526	10.3%
Other income per avail. bed	$36	$39	(7.7)%
RevPAB	$616	$565	9.0%

Operating expense per bed	$269	$254	5.9%

Operating margin	56.3%	55.1%	120	bps

Design Beds	82,266	69,780	17.9%

NOTE: Operating statistics for the prior year exclude communities classified as discontinued operations. Effective January 1, 2014, the Trust adopted the new accounting guidance relating to the reporting of discontinued operations. It is anticipated that the Trust's one-off property dispositions will no longer quality as discontinued operations.

FIRST QUARTER 2014	7

SAME-COMMUNITY STATISTICS

	Three Months Ended March 31,
	2014	2013	Change

Occupancy
Physical	93.3%	92.9%	40	bps
Economic	93.0%	90.9%	210	bps

NarPAB	$556	$539	3.2%
Other income per avail. bed	$31	$31	(0.2)%
RevPAB	$587	$570	3.0%

Operating expense per bed	$252	$240	4.6%

Operating margin	57.2%	57.8%	(60)	bps

Design Beds (1)	63,669	63,669	—%

(1) In June 2013 we converted 64 historically double occupancy rooms at University Towers to single occupancy. This reduced design beds by 64 beds. In August, we reconfigured rooms at the Berk reducing design beds by 2. As these changes did not impact occupied beds they were made to the prior year design beds so that information between periods is comparable.

FIRST QUARTER 2014	8

PRELEASING SUMMARY

				Preleasing at April 21,
	Design Beds	% of NOI	2013 Opening Occupancy	2014	2013	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	4,173	12.9%	82.7%	58.0%	48.3%	9.7%	(0.4)%
Prior Year Occupancy 90% to 94.9% (Tier 2)	5,992	26.7%	92.3%	60.9%	55.6%	5.3%	0.9%
Prior Year Occupancy 95% to 97.9% (Tier 3)	5,514	21.2%	96.4%	66.5%	65.5%	1.0%	3.1%
Subtotal - Tiers 1 - 3	15,679	60.8%	91.2%	62.1%	57.1%	5.0%
Prior Year Occupancy 98% and Above (Tier 4)	8,235	39.2%	99.8%	86.9%	87.7%	(0.8)%	2.8%
Total Same-Communities (1)	23,914	100.0%	94.2%	70.6%	67.6%	3.0%	2.0%
Total New-Communities (1)	3,024			70.4%
Total Communities	26,938			70.6%

Projected Fall Revenue:

Based on current leasing velocity shown above and individual market conditions, we are projecting fall revenue to be up 3% to 4%, including a 1% to 2% increase in occupancy and an approximate 2% growth in net rental rates.

NOTE: Leasing update does not include 601 same-community and 2,381 new-community beds at the University of Kentucky. Although the university's assignment process does not occur until May, all 2,982 beds are currently 181% applied for this fall.

(1) The same-community designation for leasing purposes is different than for financial statement purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the Fall 2014 lease cycle. New-communities include existing new communities listed on page 17 that are not ticked (1) and all more than 50% owned developments delivering in 2014, including the presale at FIU and excluding Kentucky per the note above.

FIRST QUARTER 2014	9

SAME-COMMUNITY PRELEASING BY REGION AND DISTANCE

				Preleasing at April 21,
	Design Beds	% of NOI	2013 Opening Occupancy	2014	2013	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Region (1)
Mid-Atlantic	4,724	28.1%	97.2%	84.4%	79.8%	4.6%	2.4%
Midwest	2,636	8.7%	92.2%	57.8%	59.8%	(2.0)%	2.5%
North	2,547	10.1%	97.0%	83.1%	74.0%	9.1%	3.1%
South Central	4,094	21.3%	97.0%	79.4%	71.4%	8.0%	3.3%
Southeast	7,821	22.6%	94.0%	58.9%	63.9%	(5.0)%	1.0%
West	2,092	9.2%	81.5%	67.4%	48.9%	18.5%	(1.4)%
Total Same-Communities	23,914	100.0%	94.2%	70.6%	67.6%	3.0%	2.0%

Same-Communities - by Distance from Campus
0-0.2 miles	13,127	65.2%	93.8%	76.1%	68.1%	8.0%	2.1%
0.21-0.49 miles	2,720	8.9%	90.7%	69.4%	62.0%	7.4%	(0.1)%
0.5-0.99 miles	2,006	6.7%	96.1%	68.9%	69.6%	(0.7)%	2.8%
1.0-1.99 miles	4,946	16.2%	95.9%	57.6%	68.9%	(11.3)%	2.0%
2.0 & > miles	1,115	3.0%	96.2%	70.6%	67.2%	3.4%	1.1%
Total Same-Communities	23,914	100.0%	94.2%	70.6%	67.6%	3.0%	2.0%

NOTE: Leasing update does not include 601 same-community and 2,381 new-community beds at the University of Kentucky. Although the university's assignment process does not occur until May, all 2,982 beds are currently 181% applied for this fall.

(1) See definition of regions on page 19.

FIRST QUARTER 2014	10

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

New supply slowed 9% from 2014 to 2015

EdR Market and Revenue Growth

*Enrollment projection represents the 4-year enrollment CAGR through 2013 for our markets. The mid-point of previously provided fall leasing guidance was used for 2014 and 2015 revenue growth projections.

FIRST QUARTER 2014	11

OWNED COMMUNITY PROJECTED 2015 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2015 New Supply and Demand Information by Region

Region (4)	Owned Beds (3)	Percentage of Owned Beds	EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2015 New Supply %	Variance
West	2,327	8%	8%	1.8%	0.3%	1.5%
Mid Atlantic	5,811	19%	27%	0.8%	2.4%	(1.6)%
North	3,707	12%	12%	0.4%	1.8%	(1.4)%
South Central	7,076	24%	26%	2.2%	1.8%	0.4%
Southeast	8,363	28%	20%	1.1%	2.0%	(0.9)%
Midwest	2,636	9%	7%	2.2%	4.3%	(2.1)%
Total	29,920	100%	100%	1.4%	1.8%	(0.4)%

Region (4)	Anticipated 2015 Enrollment Growth (2)	2015 Supply Growth	Variance
West	2,749	637	(2,112)
Mid Atlantic	1,269	4,143	2,874
North	2,031	4,087	2,056
South Central	2,524	2,809	285
Southeast	4,079	6,797	2,718
Midwest	2,053	4,064	2,011
Total	14,705	22,537	7,832

NOTE: Schedule represents all markets served by EdR communities and includes all announced 2014 developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2014 development deliveries. NOI is based on current 2014 forecasted net operating income with annualization for 2014 developments.
(2) Extrapolated from 2013 enrollment statistics from Nation Center of Education Statistics using the previous 3-year enrollment growth percentage.
(3) Total Owned Beds reported herein include Total Communities design beds on page 9 of 26,938 plus 601 beds at Central Hall I & II at the University of Kentucky and 2,381 beds under development for Fall 2014 delivery at the University of Kentucky (see page 14).

(4) See definition of regions on page 19.

FIRST QUARTER 2014	12

OWNED COMMUNITY PROJECTED 2015 NEW SUPPLY AND DEMAND INFORMATION

Projected 2015 New Supply Sorted by Percentage Increase

New Supply Growth	University Markets		EdR Bed Count		Pro Forma EdR NOI %(1)
0%	11	27%	7,528	25%	28%
0.1% to 1.0%	6	15%	3,280	11%	11%
1.0% - 3.0%	9	22%	8,275	28%	21%
3.0% - 5.0%	11	27%	8,185	27%	32%
> 5.0%	4	9%	2,652	9%	8%
Total	41	100%	29,920	100%	100%

University Markets with > 5% Increase in 2015 New Supply

University	New Supply Increase	Pro Forma EdR NOI %
Saint Louis University	7.3%	1.3%
University of Oklahoma	6.8%	1.4%
University of Mississippi	6.5%	4.1%
University of South Carolina	6.9%	1.2%
		8.0%

NOTE: Schedule represents all markets served by EdR communities and includes all announced 2014 developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2014 development deliveries. NOI is based on current 2014 forecasted net operating income with annualization for 2015 developments

FIRST QUARTER 2014	13

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

Active Projects
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
University of Colorado - The Lotus	Wholly Owned	195	In progress	Summer 2014	20,830	100%	20,830	3,676
University of Kentucky - Haggin Hall	ONE Plan (1)	396	In progress	Summer 2014	23,802	100%	23,802	11,088
University of Kentucky - Champions Court I	ONE Plan (1)	740	In progress	Summer 2014	45,924	100%	45,924	12,318
University of Kentucky - Champions Court II	ONE Plan (1)	427	In progress	Summer 2014	23,808	100%	23,808	6,317
University of Kentucky - Woodland Glen I & II	ONE Plan (1)	818	In progress	Summer 2014	44,491	100%	44,491	13,738
University of Minnesota - The Marshall	Joint Venture	994	In progress	Summer 2014	94,044	50%	47,022	472	(2)
Duke University - 605 West	Joint Venture	384	In progress	Summer 2014	46,133	90%	41,520	17,347
University of Connecticut - The Oaks on the Square Ph III	Wholly Owned	116	In progress	Summer 2014	12,819	100%	12,819	5,864
Total - 2014 Deliveries		4,070			311,851		260,216	70,820

University of Kentucky - Woodland Glen III, IV & V	ONE Plan (1)	1,610	In progress	Summer 2015	101,172	100%	101,172	84,087
University of Georgia - Georgia Heights	Joint Venture	292	In progress	Summer 2015	55,615	50%	27,808	4,689	(2)
Total - 2015 Deliveries		1,902			156,787		128,980	88,776

University of Kentucky - Limestone Park I & II	ONE Plan (1)	1,141	In progress	Summer 2016	83,911	100%	83,911	83,911
Total - 2016 Deliveries		1,141			83,911		83,911	83,911
Total Active Projects		7,113			552,549		473,107	243,507

Pre-sale
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Purchase Price
Florida International University - 109 Tower	Presale	542	In progress	Summer 2014	43,500

(1) The On-Campus Equity Plan, or The ONE Plan SM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.
(2) Amount represents EdR's remaining required equity contribution as these projects are not majority owned.

FIRST QUARTER 2014	14

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

THIRD-PARTY PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Three Months Ended March 31, 2014 (1)	Remaining Fees to Earn
West Chester University of Pennsylvania Phase II	653	In progress	Summer 2014	56,639	1,499	934	277	288
Wichita State University	784	In progress	Summer 2014	60,034	1,902	614	490	798
Clarion University of Pennsylvania	728	Spring 2014	Fall 2015	55,104	2,092	—	—	2,092
East Stroudsburg University - Pennsylvania Ph II	488	TBD	TBD	TBD	TBD	—	—	—
Total	2,653			171,777	5,493	1,548	767	3,178

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.

FIRST QUARTER 2014	15

CAPITAL STRUCTURE

Key Metrics
as of March 31, 2014			Principal Outstanding (5)	Weighted Average Interest Rate (5)	Average Term to Maturity (5) (in years)
(dollars in thousands)
Total Debt to Gross Assets
Debt (1)	$795,037	Fixed Rate - Mortgage Debt (1)	$226,026	5.6%	3.0
Gross Assets (2)	1,832,750	Variable Rate - Mortgage Debt	34,000	2.3%	2.3
Debt to Gross Assets	43.4%	Variable Rate - Construction Debt	127,611	2.3%	1.3
		Variable Rate - 5 Yr. Unsecured Term Loan	65,000	3.0%	4.8
Net Debt to Enterprise Value		Variable Rate - 7 Yr. Unsecured Term Loan	122,500	4.0%	6.8
Net Debt (1)	$786,068	Variable Rate - Unsecured Revolving Credit Facility	219,900	1.6%	3.8
Market Equity (3)	1,145,429	Debt (1) / Weighted Average	$795,037	3.4%	3.7
Enterprise Value	$1,931,497	Less Cash	8,969
		Net Debt	$786,068
Net Debt to Enterprise Value	40.7%
		Interest Coverage (TTM)	4.5	x

Debt Maturity Schedule (in millions) (5)		Net Debt to EBITDA - Adjusted (TTM) (4)	6.2	x

Unsecured Revolving Credit Facility
Unsecured Term Loan
Fixed Rate Mortgage Debt
Variable Rate Mortgage Debt
Variable Rate Construction Loans
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$9.5
$99.5
$7.2
$92.3
$125.8
$91.8
$34.0
$42.3
$39.3
$252.2
$121.2
$65.0
$56.2
$22.0
$122.5
2014
2015
2016
2017
2018
2019
2020
2021

Weighted Average Interest Rate of Debt Maturing Each Year (5)
	2014	2015	2016	2017	2018	2019	2020	2021
Fixed Rate Mortgage Loans	4.9%	5.0%	5.5%	5.5%	—%	6.0%	5.7%	—%

Total Debt	4.9%	2.5%	4.7%	5.1%	1.6%	4.4%	5.7%	4.0%

(1) Excludes unamortized debt premium of $2.1 million as of March 31, 2014.
(2) Excludes accumulated depreciation of $202.8 million as of March 31, 2014.
(3)  Market equity includes 115,013,964 shares of the Company's common stock and 1,037,600 Operating Partnership units and is calculated using $9.87 per share, the closing price of the Company's common stock on March 31, 2014.

(4)  Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, Net Debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions and development assets that are opened as if such had occurred at the beginning of the 12 month period being presented.

(5)  On April 1, 2014, the Trust repaid $32.3 million of variable rate construction debt with draws on the Unsecured Revolving Credit Facility. The maturities, weighted average interest rate, and average term to maturity are pro forma to reflect this transaction.

FIRST QUARTER 2014	16

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition / Development Date	# of Beds	Name	Primary University Served	Acquisition / Development Date	# of Beds
Players Club	Florida State University	Jan ’05	336	Irish Row	University of Notre Dame	Nov '11	326
The Commons	Florida State University	Jan ’05	732	GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562
University Towers	North Carolina State University	Jan ’05	889	The Reserve on Stinson	University of Oklahoma	Jan '12	612
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Campus West (ONE Plan) (1)	Syracuse University	Aug '12	313
The Pointe	Pennsylvania State University	Jan ’05	984	East Edge (1)	University of Alabama	Aug '12	774
Commons on Kinnear	The Ohio State University	Jan ’05	502	The Province (1)	East Carolina University	Sept '12	728
The Lofts	University of Central Florida	Jan ’05	730	The District on 5th (1)	University of Arizona	Oct '12	764
The Reserve at Athens	University of Georgia	Jan ’05	612	Campus Village (1)	Michigan State University	Oct '12	355
The Reserve at Columbia	University of Missouri	Jan ’05	676	The Province (1)	Kent State University	Nov '12	596
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	The Suites at Overton Park (1)	Texas Tech University	Dec '12	465
Commons at Knoxville	University of Tennessee	Jan ’05	708	The Centre at Overton Park (1)	Texas Tech University	Dec '12	400
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480		Total Same-Communities		21,223
Campus Lodge	University of Florida	Jun ’05	1,115
The Reserve on South College	Auburn University	Jul ’05	576	The Lotus	University of Colorado, Boulder	Nov '11	40
Cape Trails	Southeast Missouri State University	Jan ’06	360	The Oaks on the Square (1)	University of Connecticut	Aug '12, Aug ' 13	503
Carrollton Crossing	University of West Georgia	Jan ’06	336	3949 (1)	Saint Louis University	Aug '13	256
River Pointe	University of West Georgia	Jan ’06	504	Central Hall I & II (ONE Plan) (1)	University of Kentucky	Aug '13	601
The Avenue at Southern	Georgia Southern University	Jun ’06	624	2400 Nueces (ONE Plan) (1)	University of Texas at Austin	Aug '13	655
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	Roosevelt Point (1)	Arizona State University - Downtown Phoenix	Aug '13	609
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Retreat at Oxford (1)	University of Mississippi	Aug '13	668
GrandMarc at The Corner	University of Virginia	Oct '10	641	The Retreat at State College	Pennsylvania State University	Sept '13	587
Wertland Square	University of Virginia	Mar ’11	152	The Cottages on Lindberg	Purdue University	Sept '13	745
Jefferson Commons	University of Virginia	Mar ’11	82	The Varsity	University of Michigan	Dec '13	415
The Berk	University of California, Berkeley	May ’11	165		Total New-Communities		5,079
University Village Towers	University of California, Riverside	Sept '11	554		Total Owned-Communities		26,302

(1) The same-community designation for leasing purposes is different than for financial statement purposes. This community is considered same-community for purposes of leasing, as the Company has managed the leasing process for the 2013/2014 lease cycle and is managing the leasing process for the 2014/2015 lease cycle.

FIRST QUARTER 2014	17

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jana Galan	(646) 855-3081	jana.galan@baml.com
Green Street Advisors	Dave Bragg	(949) 706-8142	dbragg@greenstreetadvisors.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293	kford@keybanccm.com
MLV & Co., LLC	Ryan Meliker	(212) 542-5872	rmeliker@mlvco.com
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782	pposkon@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306	rpetrik@stifel.com
UBS Securities	Ross Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com

FIRST QUARTER 2014	18

DEFINITIONS

Design beds
Represents the sum of the monthly design beds in the portfolio during the period.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

FFO
Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP
U.S. generally accepted accounting principles.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months.
Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions

 Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri, Kansas, Minnesota; North: Michigan, Ohio, Indiana, Illinois; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, South Carolina, Alabama, Georgia; West: Arizona, California, Colorado

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

FIRST QUARTER 2014	19

SAFE HARBOR

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

FIRST QUARTER 2014	20